For period ending July 31, 2002						Exhibit
99.77Q3
File Number 811-7352



CERTIFICATIONS





I, Brian M. Storms, certify that:


1.	I have reviewed this report on Form N-SAR of All American Term Trust Inc;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in the report;








        Date: September 30, 2002			   /s/ Brian M. Storms
	     				                  Brian M. Storms
						    President

















CERTIFICATIONS





I, Paul H. Schubert certify that:


1.	I have reviewed this report on Form N-SAR of All American Term Trust Inc;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

2.	Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in the report;








        Date:September 30, 2002 			    /s/ Paul H.
									Schubert
						     Paul H. Schubert
					                   Vice President & Treasurer






An exhibit is not being filed with respect to Sub-Item 77Q3(a)(i) because that sub-item is not yet effective; pursuant to Sub-Item 77Q3(a)(ii), there were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.